                                                                    EXHIBIT 10.7

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 15, 1998 (this "First Amendment") is by and among AMERICAN TRANS AIR, INC., and Indiana corporation (the "Borrower"), AMTRAN, INC., and Indiana corporation ("Amtran"), the Banks set forth on the signature pages of the Credit Agreement referred to below (collectively, the "Banks" and individually, a "Bank"), NBD Bank, N.A. ("NBD"), a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

            A. The Borrower, Amtran, the Banks, the Co-Agent and the Agent have executed a Credit Agreement dated as of July 24, 1997 (the "Credit Agreement").

            B. The Borrower and Amtran have requested certain modifications to the Credit Agreement and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof, and provided the Credit Agreement is amended as set forth herein, and the Borrower has agreed to such amendments.

                                    AGREEMENT

            Based upon these recitals, the parties agree as follows:

            1. Upon satisfaction by the Borrower of the conditions set forth in paragraph 4 hereof, the Credit Agreement shall hereby be amended as of the effective date hereof as follows:

                  (a) Section 1.01 is amended by adding the following definitions to Section 1.01 in appropriate alphabetical order:

            "Change of Control" shall mean the occurrence of any of the following:

            (i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is used in the Section 13(d)(3) of the Exchange Act), other than the Existing Stockholder, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 20% of the Voting Stock of Amtran or the Borrower (measured by voting power rather than number of shares), and the Existing Stockholder shall fail to own a higher percentage of the Voting Stock of Amtran or the Borrower (measured by voting power rather than number of shares), as the case may be,

            (ii) the Existing Stockholder shall beneficially own, free and clear of all Liens, less than twenty-one percent (21%) of the outstanding Voting Stock of Amtran,

            (iii) Amtran shall own, beneficially and of record, free and clear of all Liens, less than fifty-one percent (51%) of the outstanding Voting Stock of the Borrower,

            (iv) the first day on which a majority of the members of the Board of Directors of Amtran or the Borrower are not Continuing Directors, or

            (v) the occurrence of any "Change of Control" as defined in the Senior Unsecured Debt Documents.

            "Continuing Directors" shall mean, as of any date of determination, any member of the board of directors of Amtran or the Borrower who (i) was a member of such board of directors on the Closing Date or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Existing Stockholder" shall mean J. George Mikelsons, his spouse and his heirs.

            "Voting Stock" shall mean, with respect to any Person, the outstanding capital stock or other ownership interest of each class having ordinary voting power or analogous rights for the election of a majority of directors or any other control of management of such Person.

                  (b) Section 8.09 is restated as follows:

                        8.09 Ownership. Any Change of Control shall occur.

            2. From and after the effective date of this First Amendment, references in the Credit Agreement and all other documents executed pursuant to the Credit Agreement to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby.

            3. Each of the Borrower and Amtran represents and warrants to the Agent and the Banks that:

                  (a)(i) The execution, delivery and performance of this First Amendment by the Borrower and Amtran and all agreements and documents delivered pursuant hereto by the Borrower and Amtran have been duly authorized by all necessary corporate action and does not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles or incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower or Amtran is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Borrower or Amtran of this First Amendment and all agreements and documents delivered pursuant hereto and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by the Borrower and Amtran are the legal, valid and binding obligations of the Borrower and Amtran enforceable against each of them in accordance with the terms thereof.

                  (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in
Article V of the Credit Agreement are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

                  (c) No Event of Default and no Default shall have occurred and be continuing or will exist under the Credit Agreement as of the effective date hereof.

            4. This First Amendment shall not become effective until:

                  (a) Amtran shall have completed a primary public offering of common stock after the date hereof but prior to September 30, 1998 and received at least $25,000,000 of proceeds therefrom, and Amtran shall use such proceeds for the benefit of Amtran and the Borrower; (b) The Borrower, Amtran, the Guarantors and the Required Banks shall have executed this First Amendment; (c) The Borrower and Amtran shall have delivered such certified resolutions and incumbency certificates as requested by the Agent; and (d) The Borrower and Amtran shall have delivered to the Agent such other documents and instruments as the Agent may reasonably request in connection herewith.

            5. The Borrower agrees to pay and save the Agent harmless from liability for the payment of all costs and expenses arising in connection with this First Amendment, including the reasonable fees and expenses of Dickinson Wright PLLC, counsel to the Agent, in connection with the preparation and review of this First Amendment and any related documents.

            6. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Except as expressly contemplated hereby, the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect, and the Borrower and Amtran acknowledge that they have no defense, offset, counterclaim or other claim or dispute thereunder.

            7. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date and year first above written.

                                 AMERICAN TRANS AIR, INC.


                                 By: /s/ Brian T. Hunt
                                    --------------------------------------------

                                       Its: Vice President and General Counsel
                                            ------------------------------------

                                 AMTRAN, INC.


                                 By: /s/ Brian T. Hunt
                                    --------------------------------------------

                                       Its: Vice President and General Counsel
                                           -------------------------------------

                                 NBD BANK, N.A., as a Bank and as Agent


                                 By: /s/ Jefferey C. Kucke
                                    --------------------------------------------

                                       Its:  Vice President
                                            ------------------------------------

                                 FORT WAYNE NATIONAL BANK


                                 By: /s/ Camalyn M. Marsh
                                    --------------------------------------------

                                       Its:  Vice President
                                            ------------------------------------

                                 NATIONAL BANK OF CANADA


                                 By: /s/ Signature Not Legible
                                     -------------------------------------------

                                       Its:   Vice President
                                            ------------------------------------

                                 FIRST OF AMERICA BANK - INDIANA


                                 By: /s/ Charles P. Mason
                                     -------------------------------------------

                                       Its:  Senior Vice President
                                            ------------------------------------

                                 NATIONAL CITY BANK, INDIANA


                                 By: /s/ Richard L. Harcourt
                                    --------------------------------------------

                                       Its:   Senior Vice President
                                           -------------------------------------

                              CONSENT AND AGREEMENT

            As of the date and year first above written, each of the undersigned Guarantors hereby fully consents to the terms and provisions of the above First Amendment, agrees that the Guaranty and all other Loan Documents (as the terms are defined in the Credit Agreement defined in the above First Amendment) execute by any of the undersigned Guarantors are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned Guarantors acknowledges it has not setoff, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

                                     AMTRAN, INC.


                                     By: /s/ Brian T. Hunt
                                        ----------------------------------------

                                       Its: Vice President and General Counsel
                                           -------------------------------------

                                     AMBASSADAIR TRAVEL CLUB, INC.


                                     By: /s/ Brian T. Hunt
                                        ----------------------------------------

                                       Its: Vice President and General Counsel
                                           -------------------------------------

                                     ATA VACATIONS, INC.
                                     (formerly Amber Tours, Inc.)


                                     By: /s/ Brian T. Hunt
                                        ----------------------------------------

                                       Its: Vice President and General Counsel
                                           -------------------------------------

                                     AMBER TRAVEL, INC.


                                     By: /s/ Brian T. Hunt
                                        ----------------------------------------

                                       Its: Vice President and General Counsel
                                           -------------------------------------

                                    AMERICAN TRANS AIR
                                    TRAINING CORPORATION


                                    By: /s/ Brian T. Hunt
                                       -----------------------------------------

                                         Its: Vice President and General Counsel
                                              ----------------------------------

                                    AMERICAN TRANS AIR
                                    EXECUJET, INC.


                                    By: /s/ Brian T. Hunt
                                       -----------------------------------------

                                         Its: Vice President and General Counsel
                                              ----------------------------------

                                    AMBER AIR FREIGHT CORPORATION


                                    By: /s/ Brian T. Hunt
                                       -----------------------------------------

                                         Its: Vice President and General Counsel
                                              ----------------------------------